Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Poseidis, Inc. (the "Company") on Form 10-KSB for the period ending February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Louis Pardau dit Pardo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                  /s/ Louis Pardau dit Pardo
                                  Louis Pardau dit Pardo
                                  Chief Executive Officer
                                  (or the equivalent thereof)
                                  June 16, 2003